Exhibit 32.1

PCT LTD

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of PCT LTD certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a.	the annual report on Form 10-K of PCT LTD for the year ended December 31, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of PCT LTD.

Date: March 31, 2022	/s/ Gary J. Grieco Gary J. Grieco Principal Executive Officer Principal Financial Officer